Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                        37
Due Period                                            01-Oct-98
Distribution Date                                     13-Nov-98
Payment Date                                          16-Nov-98

*** Trust Portfolio Summary ***

Annualized Cash Yield                                    18.61%
Annualized Gross Losses                                 -10.19%
Annualized Portfolio Yield                                8.42%


Contractual Delinquency Status of Credit
Lines:    (Principal / Principal)
     30 -   59 days  ($)                            205519239.4
     30 -   59 days (%)                                   5.45%
     60 -   89 days ($)                             72031733.44
     60 -   89 days (%)                                   1.91%
     90 - 119 days ($)                               52330205.5
     90 - 119 days (%)                                    1.39%
   120 - 149 days ($)                               43189704.81
   120 - 149 days (%)                                     1.14%
   150 - 179 days ($)                               38032032.63
   150 - 179 days (%)                                     1.01%
   180 - 209 days ($)                               36091527.85
   180 - 209 days (%)                                     0.96%
   210 - 239 days ($)                               35817481.69
   210 - 239 days (%)                                     0.95%
   240 - 269 days ($)                               34545885.94
   240 - 269 days (%)                                     0.92%
   270 - 299 days ($)                               33175931.84
   270 - 299 days (%)                                     0.88%
            300+ days  ($)                           6455551.13
            300+ days (%)                                 0.17%


Additional Balances on Existing Credit Lines 49,133,042.35 (draws - principal only)
Principal Collections                            115,990,520.35
Defaulted Receivables                             32,895,486.07
Finance Charge  & Administrative Collections      58,618,470.04
Recoveries                                         1,440,756.00


Average Principal Balance                      3,873,735,838.45
Personal Homeowner Lines as % of Total                   28.90%
Principal



Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-2

No. of PMTs Since Issuance:                                  12
Distribution Date:                                     11/13/98
Payment Date:                                          11/16/98
Collection Period Beginning:                           10/01/98
Collection Period Ending:                              10/31/98
Note and Certificate Accrual Beginning:                10/15/98
Note and Certificate Accrual Ending:                   11/16/98
Number of Days in the Accrual Period

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation              7.3170%
Invested Amount
OC Balance as % of Ending Participation                 7.6387%
Invested Amount
OC Balance as % of Ending Participation                 6.9973%
Invested Amount (3 month average)
Does Early Amortization Start Based on                        0
OC/Part. Invstd. Amt. Test
Is the MAP Over?                                              0
Is this the Early Amortization Period?                        0

Interest Allocation Percentage Calculation:
Numerator                                       $895,573,460.78
Denominator - Component (x) - Aggregate       $3,873,735,838.45
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate       $3,814,341,919.67
Numerators
Applicable Interest Allocation Percentage                23.12%

Principal Allocation Percentage Calculation:
Numerator                                       $895,573,460.78
Denominator - Component (x) - Aggregate       $3,873,735,838.45
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate       $3,822,187,074.33
Numerators
Applicable Principal Allocation Percentage               23.12%

Default Allocation Percentage Calculation:
Numerator                                       $895,573,460.78
Denominator - Component (x) - Aggregate       $3,873,735,838.45
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate       $3,814,341,919.67
Numerators
Default Allocation Percentage (Floating                  23.12%
Allocation Percentage)

Minimum Principal Amount Calculation:
2.5% or 2.2% of Participation Invested Amount    $22,389,336.52
Series Participation Interest Default Amount      $7,605,145.40
(Sec. 4.11 (a)(iii))
Excess of (i) 2.5% or 2.2% of Part. Inv. Amt.    $14,784,191.12
over (ii) Series Part. Interest Default
Amount
Minimum Principal Amount                         $14,784,191.12

Investor Principal Collections                   $15,456,857.53
Investor Finance Charge and Admin.               $13,885,161.81
Collections (4.11a)
Investor Allocated Defaulted Amounts              $7,605,145.40

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal        $895,594,042.25
Balance
Beginning Participation Invested Amount         $895,573,460.78
Ending Participation Unpaid Principal Balance   $872,532,039.32
Ending Participation Invested Amount            $872,511,457.85

Beginning Participation Unpaid Principal          $5,037,716.49
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts       $4,200,078.20
Due Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 150bps per        $1,119,466.83
annum prior to 12/98, 25bps per annum
thereafter
Participation Interest Distribution Amount        $5,319,545.03

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin.               $13,885,161.81
Collections (4.11a)
Servicing Fee if HFC is not the Servicer                  $0.00
(Sec. 4.11 (a)(i)
Series Participation Interest  Monthly            $5,319,545.03
Interest (Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount      $7,605,145.40
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest                  $0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec.          $960,471.38
4.11 (a)(v))
Excess (Sec. 4.11 (a)(vi))                              ($0.00)

Reconciliation Check                                      $0.00

Series Participation Interest Monthly            $23,062,002.93
Principal

Beginning Unreimbursed Participation Interest             $0.00
Charge-Offs
Series Participation Interest Charge-Offs                 $0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest                  $0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                $0.00
Charge-Offs

Available Investor Principal Collections         $23,062,002.93
Participation Interest Distribution Amount        $5,319,545.03
Series Participation Interest Charge-Offs                 $0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts       $4,200,078.20
Due Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                   $1,119,466.83
Beginning Net Charge-Offs                                 $0.00
Reversals                                                 $0.00

+Available Investor Principal Collections        $23,062,002.93
+Series Participation Interest Charge Offs                $0.00
+ Lesser of Excess Interest and Carryover                 $0.00
Charge Offs

Optimum Monthly Principal                        $23,062,002.93
Are the Notes Retired ?                                   $0.00
Accelerated Principal Payment                     $1,119,466.83

Beginning Class A-1 Security Balance            $593,044,425.33
Beginning Class A-2 Security Balance             $48,000,000.00
Beginning Class A-3 Security Balance             $90,000,000.00
Beginning Class B Security Balance               $57,000,000.00
Beginning Certificate Security Balance           $42,000,000.00
Beginning Overcollateralization Amount plus      $66,648,502.27
APP
Beginning Class A-1 Adjusted Balance            $593,044,425.33
Beginning Class A-2 Adjusted Balance             $48,000,000.00
Beginning Class A-3 Adjusted Balance             $90,000,000.00
Beginning Class B Adjusted Balance               $57,000,000.00
Beginning Certficate Adjusted Balance            $42,000,000.00
Beginning Overcollateralization Amount plus      $66,648,502.27
APP
Class A-1 Balance After Payment pursuant to $569,982,422.40 clause in Sec 3.05 (a)(ii)(a)
Class A-2 Balance After Payment pursuant to $48,000,000.00 clause in Sec 3.05 (a)(ii)(b)
Class A-3 Balance After Payment pursuant to $90,000,000.00 clause in Sec 3.05 (a)(ii)(c)
Class B Balance After Payment pursuant to        $57,000,000.00
clause in Sec 3.05 (a)(ii)(d)
Certificate Balance After Payment pursuant to $42,000,000.00 clause in Sec. 3.05(a)(iii)
Class A-2 Minimum Adjusted Principal Balance     $16,000,000.00
Class A-3 Minimum Adjusted Principal Balance     $30,000,000.00
Class B Minimum Adjusted Principal Balance       $19,000,000.00
Certificate Minimum Adjusted Principal           $14,000,000.00
Balance
Minimum Overcollateralization Amount             $17,000,000.00
Certificate Minimum Balance Target                $8,813,238.24
Scheduled Certificate Payment to Certificate     $33,186,761.76
Minimum Balance Target
Class A-1 Targeted Balance                      $453,705,958.08
Class A-2 Targeted Balance                     ($20,300,203.96)
Class A-3 Targeted Balance                       $45,126,285.56
Class B Targeted Balance                         $29,289,759.48
Certificate Targeted Balance                     $33,365,561.53
Class A-1:  Payment Required to get to Target   $139,338,467.25
Class A-2:  Payment Required to get to Target    $32,000,000.00
or Minimum Adjusted Balance
Class A-3: Payment Required to get to Target $44,873,714.44 or Minimum Adjusted Balance
Class B: Payment Required to get to Target or $27,710,240.52 Minimum Adjusted Balance
Certificate: Payment Required to get to           $8,634,438.47
Target or Minimum Adjusted Balance
OC: Payment to get to Minimum                    $49,648,502.27
Overcollateralization Amount

Section 3.05 Payment of Principal and
Interest;  Defaulted Interest

Pay Certificate Yield in step (ii) (1= Yes)                   1
Remittances on the Participation                 $28,381,547.96

Interest and Yield
(i)    Pay Class A-1 Interest Distribution -      $2,946,028.57
Sec. 3.05 (a)(i)(a)
        Pay Class A-2 Interest Distribution -       $243,139.84
Sec. 3.05 (a)(i)(b)
        Pay Class A-3 Interest Distribution -       $464,687.20
Sec. 3.05 (a)(i)(c)
        Pay Class B Interest Distribution -         $306,968.56
Sec. 3.05 (a)(i)(d)
        Pay Certificates the Certificate            $239,254.03
Yield - Sec. 3.05 (a)(i)(e)

Principal up to Optimum Monthly Principal
(ii)   Pay Class A-1 to Targeted Principal       $23,062,002.93
Balance - Sec. 3.05 (a)(ii)(a)
        Pay Class A-2 to Targeted Principal               $0.00
Balance - Sec. 3.05 (a)(ii)(b)
        Pay Class A-3 to Targeted Principal               $0.00
Balance - Sec. 3.05 (a)(ii)(c)
        Pay Class B to Targeted Principal                 $0.00
Balance - Sec. 3.05 (a)(ii)(d)

        ONLY Pay CertificateYield if not paid             $0.00
pursuant to Sec. 3.05 (a)(i)(e) - Sec. 3.05
(a)(vii)

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal             $0.00
Balance - Sec. 3.05 (a)(iii)
(iv)  Pay OC Remaining Optimal Monthly                    $0.00
Principal Amount - Sec. 3.05 (a)(iv)

Principal up to the Accelerated Principal
Payment Amount
(v)   Pay Class A-1 to Targeted Principal         $1,119,466.83
Balance - Sec. 3.05 (a)(v)(a)
        Pay Class A-2 to Targeted Principal               $0.00
Balance - Sec. 3.05 (a)(v)(b)
        Pay Class A-3 to Targeted Principal               $0.00
Balance - Sec. 3.05 (a)(v)(c)
        Pay Class B to Targeted Principal                 $0.00
Balance - Sec. 3.05 (a)(v)(d)
        Pay Class A-1 to zero - Sec. 3.05                 $0.00
(a)(v)(e)
        Pay Class A-2 to zero - Sec. 3.05                 $0.00
(a)(v)(f)
        Pay Class A-3 to zero - Sec. 3.05                 $0.00
(a)(v)(g)
        Pay Class B to zero - Sec. 3.05                   $0.00
(a)(v)(h)

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05                   $0.00
(a)(vi)(a)
        Pay Class A-2 to zero - Sec. 3.05                 $0.00
(a)(vi)(b)
        Pay Class A-3 to zero - Sec. 3.05                 $0.00
(a)(vi)(c)
        Pay Class B to zero - Sec. 3.05                   $0.00
(a)(vi)(d)
        Pay Certificates up to Certificate                $0.00
Min. Bal. or zero - Sec. 3.05 (a)(vi)(e)
        Pay HCLC Optimum Monthly Principal                $0.00
provided OC > zero - Sec. 3.05 (a)(vi)(f)

(vii)  Remaining Amounts to HCLC - Sec. 3.05              $0.00
(a)(vii)

Total Reconciliation Check                                $0.00
(should equal $0.00)
Accelerated Principal Reconciliation                      $0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                  $0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A-1 Note Security Balance       $593,044,425.33
Beginning Class A-2 Note Security Balance        $48,000,000.00
Beginning Class A-3 Note Security Balance        $90,000,000.00
Beginning Class B     Note Security Balance      $57,000,000.00
Beginning Certificate Security Balance           $42,000,000.00
Beginning Overcollateralization Amount           $65,529,035.45
Beginning Class A-1 Adjusted Balance            $593,044,425.33
Beginning Class A-2 Adjusted Balance             $48,000,000.00
Beginning Class A-3 Adjusted Balance             $90,000,000.00
Beginning Class B    Adjusted Balance            $57,000,000.00
Beginning Certficate  Adjusted Balance           $42,000,000.00
Beginning Overcollateralization Amount           $65,529,035.45
Ending Class A-1 Note Security Balance          $568,862,955.57
Ending Class A-2 Note Security Balance           $48,000,000.00
Ending Class A-3 Note Security Balance           $90,000,000.00
Ending Class B    Note Security Balance          $57,000,000.00
Ending Certificate Security Balance              $42,000,000.00
Ending Overcollateralization Amount              $66,648,502.27
Ending Class A-1 Adjusted Balance               $568,862,955.57
Ending Class A-2 Adjusted Balance                $48,000,000.00
Ending Class A-3 Adjusted Balance                $90,000,000.00
Ending Class B    Adjusted Balance               $57,000,000.00
Ending Certficate  Adjusted Balance              $42,000,000.00
Ending Overcollateralization Amount              $66,648,502.27
Class A-1 Note Rate Capped at 12.5%                   5.588590%
Class A-2 Note Rate Capped at 14.0%                   5.698590%
Class A-3 Note Rate Capped at 14.0%                   5.808590%
Class B    Note Rate Capped at 14.0%                  6.058590%
Certificate Rate Capped at 15.0%                      6.408590%
Class A-1 Interest Due                            $2,946,028.57
Class A-2 Interest Due                              $243,139.84
Class A-3 Interest Due                              $464,687.20
Class B Interest Due                                $306,968.56
Certificate Yield  Due                              $239,254.03
Class A-1 Interest Paid                           $2,946,028.57
Class A-2 Interest Paid                             $243,139.84
Class A-3 Interest Paid                             $464,687.20
Class B Interest Paid                               $306,968.56
Certificate Yield Paid                              $239,254.03
Class A-1 Unpaid Interest                                 $0.00
Class A-2 Unpaid Interest                                 $0.00
Class A-3 Unpaid Interest                                 $0.00
Class B     Unpaid Interest                               $0.00
Certificate Unpaid Yield                                  $0.00
Class A-1 Principal Paid                         $24,181,469.76
Class A-2 Principal Paid                                  $0.00
Class A-3 Principal Paid                                  $0.00
Class B    Principal Paid                                 $0.00
Certificate    Principal Paid                             $0.00
OC           Principal Paid                               $0.00
Beginning Class A-1 Net Charge-Off                        $0.00
Beginning Class A-2 Net Charge-Off                        $0.00
Beginning Class A-3 Net Charge-Off                        $0.00
Beginning Class B    Net Charge-Off                       $0.00
Beginning Certificate Net Charge-Off                      $0.00
Beginning OC Net Charge-Off                               $0.00
Reversals Allocated to Class A-1                          $0.00
Reversals Allocated to Class A-2                          $0.00
Reversals Allocated to Class A-3                          $0.00
Reversals Allocated to Class B                            $0.00
Reversals Allocated to Certificates                       $0.00
Reversals Allocated to OC  plus Acclerated        $1,119,466.83
Principal Payments
 Total Charge-Offs:                                       $0.00
Charge-Offs Allocated to Class A-1                        $0.00
Charge-Offs Allocated to Class A-2                        $0.00
Charge-Offs Allocated to Class A-3                        $0.00
Charge-Offs Allocated to Class B                          $0.00
Charge-Offs Allocated to Certificates                     $0.00
Charge-Offs Allocated to OC                               $0.00
Ending Class A-1 Net Charge-Off                           $0.00
Ending Class A-2 Net Charge-Off                           $0.00
Ending Class A-3 Net Charge-Off                           $0.00
Ending Class B     Net Charge-Off                         $0.00
Ending Certificate Net Charge-Off                         $0.00
Ending OC Net Charge-Off                                  $0.00
Bond Balance Reconciliation    (should equal            ($0.00)
$0.00)

Certificate Balance/Participation Invested              4.6897%
Amount (Beginning of Month)

Designated Certificate / Certificate Security
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month        $420,000.00
Principal Payments in Respect of  Designated              $0.00
Certificate (Sec. 3.05 (vi) & (vii))
Designated Certificate  - End of Month              $420,000.00
Yield Payments in Respect of Designated               $2,392.54
Certificate (Sec. 3.05 (a)(i)(e))

Designated Certificateholder Accelerated         $14,529,035.45
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))     $1,119,466.83
Payments to Holder of Designated Certificate              $0.00
in respect to Acc. Prin. (Sec. 3.05 (vi)(f) &
(vii))
Designated Certificateholder Accelerated         $15,648,502.27
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount     $51,000,000.00
(Beginning of Month)
Payments to Designated Certificates in                    $0.00
Reduction of Holdback Amount (Sec. 3.05 (v) &
(ix))
Designated Certificateholder Holdback Amount     $51,000,000.00
(End of Month)

Remaining Payments to Designated Certificates             $0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))             $0.00



Monthly Security  Report
Household Consumer Loan Trust 1997-2

Distribution Date                                      11/13/98
Payment Date:                                          11/16/98
Collection Period Beginning                            10/01/98
Collection Period Ending:                              10/31/98
Note and Certificate Accrual Beginning:                10/15/98
Note and Certificate Accrual Ending:                   11/16/98


Ending Pool Principal Balance                 $3,774,205,678.59
Series 1997-1 Participation Invested Amount     $872,511,457.85
Seller Amount                                    $58,222,665.05
Remittances on the Participation                 $28,381,547.96
Optimum Monthly Principal                        $23,062,002.93
Accelerated Principal Payment                     $1,119,466.83
Beginning Class A-1 Note Security Balance       $593,044,425.33
Beginning Class A-2 Note Security Balance        $48,000,000.00
Beginning Class A-3 Note Security Balance        $90,000,000.00
Beginning Class B Note Security Balance          $57,000,000.00
Beginning Certificate Security Balance           $42,000,000.00
Beginning Overcollateralization Amount           $65,529,035.45
Beginning Class A-1 Adjusted Balance            $593,044,425.33
Beginning Class A-2 Adjusted Balance             $48,000,000.00
Beginning Class A-3 Adjusted Balance             $90,000,000.00
Beginning Class B Adjusted Balance               $57,000,000.00
Beginning Certificate  Adjusted Balance          $42,000,000.00
Beginning Overcollateralization Amount           $65,529,035.45
Ending Class A-1 Note Security Balance          $568,862,955.57
Ending Class A-2 Note Security Balance           $48,000,000.00
Ending Class A-3 Note Security Balance           $90,000,000.00
Ending Class B Note Security Balance             $57,000,000.00
Ending Certificate Security Balance              $42,000,000.00
Ending Overcollateralization Amount              $66,648,502.27
Ending Class A-1 Adjusted Balance               $568,862,955.57
Ending Class A-2 Adjusted Balance                $48,000,000.00
Ending Class A-3 Adjusted Balance                $90,000,000.00
Ending Class B Adjusted Balance                  $57,000,000.00
Ending Certificate  Adjusted Balance             $42,000,000.00
Ending Overcollateralization Amount              $66,648,502.27
Class A-1 Note Rate Capped at 12.5%                  5.5885900%
Class A-2 Note Rate Capped at 14.0%                  5.6985900%
Class A-3 Note Rate Capped at 14.0%                  5.8085900%
Class B    Note Rate Capped at 14.0%                 6.0585900%
Certificate Rate Capped at 15.0%                     6.4085900%
Class A-1 Interest Due                            $2,946,028.57
Class A-2 Interest Due                              $243,139.84
Class A-3 Interest Due                              $464,687.20
Class B Interest Due                                $306,968.56
Certificate Yield  Due                              $239,254.03
Class A-1 Interest Paid                           $2,946,028.57
Class A-2 Interest Paid                             $243,139.84
Class A-3 Interest Paid                             $464,687.20
Class B Interest Paid                               $306,968.56
Certificate Yield Paid                              $239,254.03
Class A-1 Unpaid Interest                                 $0.00
Class A-2 Unpaid Interest                                 $0.00
Class A-3 Unpaid Interest                                 $0.00
Class B Unpaid Interest                                   $0.00
Cetificate Unpaid Yield                                   $0.00
Class A-1 Principal Paid                         $24,181,469.76
Class A-2 Principal Paid                                  $0.00
Class A-3 Principal Paid                                  $0.00
Class B Principal Paid                                    $0.00
Certificate  Principal Paid                               $0.00
OC Principal Paid                                         $0.00
Beginning Class A-1 Net Charge-Off                        $0.00
Beginning Class A-2 Net Charge-Off                        $0.00
Beginning Class A-3 Net Charge-Off                        $0.00
Beginning Class B Net Charge-Off                          $0.00
Beginning Certificate Net Charge-Off                      $0.00
Beginning OC Net Charge-Off                               $0.00
Reversals Allocated to Class A-1                          $0.00
Reversals Allocated to Class A-2                          $0.00
Reversals Allocated to Class A-3                          $0.00
Reversals Allocated to Class B                            $0.00
Reversals Allocated to Certificates                       $0.00
Reversals Allocated to OC  plus Acclerated        $1,119,466.83
Principal Payments
 Total Charge-Offs:                                       $0.00
Charge-Offs Allocated to Class A-1                        $0.00
Charge-Offs Allocated to Class A-2                        $0.00
Charge-Offs Allocated to Class A-3                        $0.00
Charge-Offs Allocated to Class B                          $0.00
Charge-Offs Allocated to Certificates                     $0.00
Charge-Offs Allocated to OC                               $0.00
Ending Class A-1 Net Charge-Off                           $0.00
Ending Class A-2 Net Charge-Off                           $0.00
Ending Class A-3 Net Charge-Off                           $0.00
Ending Class B Net Charge-Off                             $0.00
Ending Certificate Net Charge-Off                         $0.00
Ending OC Net Charge-Off                                  $0.00
Interest paid per $1,000 Class A-1                    $3.230294
Principal paid per $1,000 Class A-1                  $26.514769
Interest paid per $1,000 Class A-2                    $5.065413
Principal paid per $1,000 Class A-2                   $0.000000
Interest paid per $1,000 Class A-3                    $5.163191
Principal paid per $1,000 Class A-3                   $0.000000
Interest paid per $1,000 Class B                      $5.385413
Principal paid per $1,000 Class B                     $0.000000
Yield Paid per $1,000 Certificate                     $5.696524
Principal Paid per $1,000 Certificate                 $0.000000



Bloomberg Summary
Household Consumer Loan Trust 1997-2

Distribution Date                                     16-Nov-98
Due Period                                               Oct-98
Monthly Payment Rate (including charge offs)              3.84%
Monthly Draw Rate                                         1.27%
Monthly Net Payment Rate                                  2.58%
Actual Payment Rate                                       2.58%

Annualized Cash Yield                                    18.61%
Annualized Gross Losses                                  10.19%
Annualized Portfolio Yield                                8.42%
Weighted Coupon                                           5.69%
Excess Servicing                                          2.73%


Ending Overcollateralization Percentage (3 mo             7.32%
avg)
Trigger Level                                             4.25%
Excess Overcollateralization                              3.07%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                             5.45%
      60-89 days (Del Stat 2)                             1.91%
      90+ days (Del Stat 3+)                              7.41%

Total Participation Balance (ending)                872,532,039